                                                                   EXHIBIT 10.22

                                  TELECT, INC.
                          COVENANT OF CONFIDENTIALITY


THIS COVENANT OF CONFIDENTIALITY is made by the undersigned individual ("employee") with Telect, Inc. ("Telect"), a Washington corporation.

WHEREAS, the employee is or will be employed by Telect; and

WHEREAS, the parties believe it to be in their mutual best interests that said employment be conducted openly and without risk of unauthorized disclosure of Telect's customer lists, business practices, trade secrets, and other confidential information accessible to employees;

NOW, THEREFORE, in consideration of employee's commencing or continuing employment with Telect, the compensation to be paid in connection therewith, and other good and valuable considerations, employee covenants and agrees as follows:

1. Trade Secrets: As an employee of Telect, employee recognizes and acknowledges that the ideas, designs, processes, trademarks, trade names, know-how, technology, inventions or their improvements, patients or patent applications, list of customers and financing sources, forecasts, plans, vendor relationships and contracts, internal memoranda, insurance policies, training, sales and procedural manuals or Telect and its affiliates are valuable, special, and unique assets of their business. Employee disclaims any interest therein. Employee covenants and agrees not to make use of or disclose such information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, at any time during or after termination of employment with Telect for any reason. All computer printouts, manuals, files, records, contractual documents, and similar items relating to the business of Telect or any of its affiliates or customers (actual or prospective) whether prepared by Telect, an affiliate, employee, or otherwise coming into the possession of employee shall remain the exclusive property of Telect or its affiliates and shall be promptly surrendered by employee to Telect or its affiliates upon termination of employment for any reason.

2. Books and Records. Employee shall not, at any time during or after termination of employment with Telect, for any reason, without the previous written consent of Telect, make use of or disclose to any person, corporation, or other entity and files, trade secrets, or other confidential information concerning the business clients, methods, operations, financing, or services of Telect or any affiliate. Trade secrets and confidential information shall mean information disclosed to employee or known by him as a consequence of his employment by Telect, and not generally known in the industry. Employee acknowledges that all files, lists, books, records. literature, products, and other materials owned by Telect and its affiliates or used by them in the conduct of business shall at all times remain the property of Telect and its affiliates, and that employee shall surrender to Telect and its affiliates all such lists, books, records, literature, products, and other materials upon termination of employment with Telect, irrespective of the time, manner, or cause of such termination.

                            CONTINUED ON REVERSE SIDE

3. Affiliate: An "affiliate" of Telect shall include any corporation, partnership, or other business entity directly or indirectly controlling, controlled by, or under common control with Telect.

4. Disclaimer: Nothing contained herein shall be construed as a contract or other arrangements between Telect or any affiliate and employee as to employee's commencing or continuing employment with Telect, any such employment hereby expressly confirmed to be an employment at will.

IN WITNESS WHEREOF, the undersigned employee has executed this covenant of confidentiality and the date indicated below:


DATE:
      -----------------------------        ------------------------------------
                                           Employee


                                           Telect, Inc.
                                           a Washington Corporation


DATE:                                      By:
      -----------------------------           ----------------------------------


NOTE: It should be understood that it is not, nor will it be, the Company's intention to restrict any past employee from making a living or seeking work in his or her chosen field. However, as the Company continues to grow and becomes more involved with specific and technical product development and risks exposure to the competitive marketplace, it must place more and more of its trust and faith in the hands of its employees. That trust, faith, and educational investment provides mutual security for both the Company and its employees.

Certain employees will be entrusted with proprietary and/or confidential material and information beyond that provided or allowed to other employees. It is for this reason that a Covenant of Confidentiality helps provide those employees and the Company with a mutual understanding and common commitment in working together. In addition, it provides added protection of the employee's right to privacy after leaving the Company.




                                       2